WELLS FARGO FUNDS TRUST

Growth Fund

Class A, Class B, and Institutional Class

Supplement dated August 31, 2001 to the

Prospectuses dated February 1, 2001, as

Supplemented May 17, 2001 and August 27, 2001

    Effective August 22, 2001, Deborah Meacock replaced Kelli Hill as a portfolio manager for the day-to-day management of the Growth Fund. Stephen Biggs remains as a portfolio manager for the Fund.

    Ms. Meacock has been a portfolio manager with Wells Capital Management Incorporated ("WCM") and Wells Fargo Bank Minnesota, N.A. (and its predecessor) for more than ten years. She is a Managing Director of separate account portfolio management, leading a team of portfolio managers in managing assets in a growth equity style for institutions, non-profit organizations and planned giving programs. Ms. Meacock received her undergraduate degree in Education/French from Oxford University, England, in 1976, and she is a Chartered Financial Analyst.